                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  July 11, 2000

                                TELEMONDE, INC.
                                ---------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                 000-28113          62-1795931
--------------------------------  -----------   ----------------------
      (State or other             (Commission       (IRS Employer
 jurisdiction of incorporation)   File Number)  Identification Number)

230 Park Avenue, 10th Floor, New York, New York                      10169
-----------------------------------------------                      -----
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:              (646) 435-5645
---------------------------------------------------              --------------

                                      N/A
                                      ---
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     The Securities and Exchange Commission has completed its review of the Form 10, Form 10-K for the year ended December 31, 1999, and the Form 10-Q for the quarter ended March 31, 2000, of Telemonde, Inc., a Delaware corporation ("Telemonde"). In order to respond to and clear comments from the SEC, Telemonde restated portions of its financial statements in these filings.

     The following table reconciles net income for the year ended December 31, 1999 and the three months ended March 31, 2000, as previously reported in the Form 10-K for the year ended 1999, as filed with the SEC on March 30, 2000, and the Form 10-Q for the quarter ended March 31, 2000, as filed with the SEC on May 12, 2000, to net income as reported in the Amendment to the 10-K, as filed July 7, 2000 ("10-K Amendment"), and the Amendment to the 10-Q, as filed June 9, 2000 ("10-Q Amendment"):

Net income

                                       Note                Year ended           Three months ended
                                                        December 31, 1999          March 31, 2000
---------------------------------------------------------------------------------------------------
                                                               $000s                    $000s
---------------------------------------------------------------------------------------------------
Net income for the period - as
originally stated                                              (41,969)                  757
---------------------------------------------------------------------------------------------------
Increase in amortization of
intangible fixed assets                (a)                         (75)                 (119)
---------------------------------------------------------------------------------------------------
Inventory reserve                      (b)                     (19,225)                    -
---------------------------------------------------------------------------------------------------
Depreciation adjustment                (c)                         152                   504
---------------------------------------------------------------------------------------------------
Capacity purchase agreements - Real
estate element                         (d)                           -                   (24)
---------------------------------------------------------------------------------------------------
Capacity sales agreements - Real
estate element                         (e)                           -                  (609)
---------------------------------------------------------------------------------------------------
Net income for the period - as
restated                                                       (61,117)                  509
---------------------------------------------------------------------------------------------------


Notes

(a) On November 8, 1999, Telemonde acquired the entire issued share capital of Equitel Communications Limited. The purchase consideration was originally allocated as follows:

Fair value of net liabilities acquired                          (11,402,000)
---------------------------------------------------------------------------
Goodwill                                                         30,402,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Purchase consideration                                         $ 19,000,000
---------------------------------------------------------------------------


    We reallocated the purchase consideration as follows:


Fair value of net liabilities acquired                          (11,402,000)
---------------------------------------------------------------------------
Goodwill                                                         25,604,000
---------------------------------------------------------------------------
Customer Base                                                     3,898,000
---------------------------------------------------------------------------
Employees                                                           900,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Purchase consideration                                         $ 19,000,000
---------------------------------------------------------------------------

     As a result of the re-allocation, the amortization charge for the year ended December 31, 1999 increased by $75,000 from $452,000 to $527,000. The amortization charge for the three month period ended March 31, 2000 increased by $119,000 from $790,000 to $909,000.

(b) We increased our inventory reserve in fiscal 1999 by $19,225,000 from $21,465,000 to $40,690,000. The reserve reflects the decline of prices in transatlantic capacity in the summer of 1999.

     The reserve was previously based on the decline in the market value of capacity held as inventory on December 31, 1999. The reserve was restated to reflect the decline in the market value of capacity held as inventory on September 30, 1999, including $38.45 million of capacity which was subsequently reclassified as property, plant and equipment.

(c) As a result of (b) above, the carrying value of property, plant and equipment has decreased by $19,225,000. The charge for depreciation in the final quarter of fiscal 1999 has therefore decreased by $152,000 from $742,000 to $590,000. The charge for depreciation in the first quarter of fiscal 2000 has decreased by $504,000 from $1,073,000 to $569,000.

(d) We have amended our accounting policies so as to adopt Interpretation Note No. 43 ("FIN 43") issued by the Financial Accounting Standards Board in June 1999. As a result, capacity purchase agreements entered into subsequent to June 30, 1999 are bifurcated into an equipment portion and a real estate portion. The real estate portion is classified as an operating lease. Leasing costs are recognized on a straight line basis over the life of the agreement. The equipment portion of a capacity purchase agreement is classified as a capital lease. Capacity acquired under capital leases is initially recorded as an obligation at an amount equal to the present value at the beginning of the lease term of minimum lease payments during the lease term. Thereafter it is stated at the lower of carrying value and fair value.

     As a result of the adoption of FIN 43 to account for our capacity purchase agreements, we recognized operating lease costs of nil in the year ended December 31, 1999 and $ 24,000 in the first quarter of fiscal 2000.


(e) We have amended our accounting policies so as to adopt Interpretation Note No. 43 ("FIN 43") issued by the Financial Accounting Standards Board in June 1999. As a result, capacity sales agreements entered into subsequent to June 30, 1999 are bifurcated into an equipment portion and a real estate portion. The real estate portion is classified as an operating lease. Revenues are recognized on a straight line basis over the life of the agreement. The equipment portion of a capacity sales agreement is classified as a direct financing sub lease. The difference between the gross investment in the capacity sales agreement and the cost of the capacity is initially recorded as deferred interest income. Deferred income is amortized to interest income so as to give a constant periodic rate of return on the net investment in the capacity sales agreement. Under the terms of substantially all capacity sales agreements, the purchase price is due in full when the capacity is ready for service. In such cases, revenue is recognized when the capacity is ready for service.

     As a result of the adoption of FIN 43 to account for our capacity sales agreements, we deferred revenues of nil in the year ended December 31, 1999 and $ 609,000 in the first quarter of fiscal 2000.

     The following table reconciles stockholders' equity as at December 31, 1999 and March 31, 2000, as previously reported, to stockholders' equity as reported in our 10-K Amendment, filed July 7, 2000, and 10-Q Amendment, filed June 9, 2000:

Stockholders' Equity

                                      Note                 December 31, 1999        March 31, 2000
--------------------------------------------------------------------------------------------------
                                                                 $ 000s                $ 000s
--------------------------------------------------------------------------------------------------
Stockholders' Equity - as
originally stated                                                   (4,473)                   (610)
--------------------------------------------------------------------------------------------------
Increase in amortization of
intangible fixed assets               (f)                              (76)                   (195)
--------------------------------------------------------------------------------------------------
Inventory reserve                     (g)                          (19,225)                (19,225)
--------------------------------------------------------------------------------------------------
Depreciation adjustment               (h)                              152                     656
--------------------------------------------------------------------------------------------------
Capacity purchase agreements - Real
estate element                        (i)                                -                     (24)
--------------------------------------------------------------------------------------------------
Capacity sales agreements - Real
estate element                        (j)                                -                    (608)
--------------------------------------------------------------------------------------------------
Stockholders' Equity - as restated                                 (23,622)                (20,006)
--------------------------------------------------------------------------------------------------

Notes

(f) On November 8, 1999, Telemonde acquired the entire issued share capital of Equitel Communications Limited. The purchase consideration was originally allocated as follows:

Fair value of net liabilities acquired                          (11,402,000)
---------------------------------------------------------------------------
Goodwill                                                         30,402,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Purchase consideration                                         $ 19,000,000
---------------------------------------------------------------------------

    We reallocated the purchase consideration as follows:

Fair value of net liabilities acquired                          (11,402,000)
---------------------------------------------------------------------------
Goodwill                                                         25,604,000
---------------------------------------------------------------------------
Customer Base                                                     3,898,000
---------------------------------------------------------------------------
Employees                                                           900,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Purchase consideration                                         $ 19,000,000
---------------------------------------------------------------------------


     As a result of the re-allocation, and the consequent increase in amortization, the net book value of intangible assets at December 31, 1999 decreased by $76,000 from $31,127,000 to $31,051,000. The net book value of intangible assets at March 31, 2000 decreased by $195,000 from $30,337,000 to $30,142,000.

(g) We increased our inventory reserve in fiscal 1999 by $19,225,000 from $21,465,000 to $40,690,000. The reserve reflects the decline of prices in transatlantic capacity in the summer of 1999.

     The reserve was previously based on the decline in the market value of capacity held as inventory on December 31, 1999. The reserve was restated to reflect the decline in the market value of capacity held as inventory on September 30, 1999, including $38.45 million of capacity which was subsequently reclassified as property, plant and equipment.

(h) As a result of decreased depreciation charges set out in (c) above, accumulated depreciation at December 31, 1999 has decreased by $152,000 from $742,000 to $590,000. Accumulated depreciation at March 31, 2000 has decreased by $656,000 from $1,815,000 to $1,159,000.

(i) We have amended our accounting policies so as to adopt Interpretation Note No. 43 ("FIN 43") issued by the Financial Accounting Standards Board in June 1999. As a result, capacity purchase agreements entered into subsequent to June 30, 1999 are bifurcated into an equipment portion and a real estate portion. The real estate portion is classified as an operating lease. Leasing costs are recognized on a straight line basis over the life of the agreement. The equipment portion of a capacity purchase agreement is classified as a capital lease. Capacity acquired under capital leases is initially recorded as an obligation at an amount equal to the present value at the beginning of the lease term of minimum lease payments during the lease term. Thereafter it is stated at the lower of carrying value and fair value.

     As a result of the adoption of FIN 43 to account for our capacity purchase agreements, we accrued operating lease costs of nil in the year ended December 31, 1999 and $ 24,000 in the first quarter of fiscal 2000.

(j) We have amended our accounting policies so as to adopt Interpretation Note No. 43 ("FIN 43") issued by the Financial Accounting Standards Board in June 1999. As a result, capacity sales agreements entered into subsequent to June 30, 1999 are bifurcated into an equipment portion and a real estate portion. The real estate portion is classified as an operating lease. Revenues are recognized on a straight line basis over the life of the agreement. The equipment portion of a capacity sales agreement is classified as a direct financing sub lease. The difference between the gross investment in the capacity sales agreement and the cost of the capacity is initially recorded as deferred interest income. Deferred income is amortized to interest income so as to give a constant periodic rate of return on the net investment in the capacity sales agreement. Under the terms of substantially all capacity sales agreements, the purchase price is due in full when the capacity is ready for service. In such cases, revenue is recognized when the capacity is ready for service.

     As a result of the adoption of FIN 43 to account for our capacity sales agreements, we deferred revenues of nil in the year ended December 31, 1999 and $ 608,000 in the first quarter of fiscal 2000.

Summary of Restatement

     As a result of the restatement, our net loss for the year ended 1999 increased $19,148,000 from $41,969,000 to $61,117,000 and our net income for the quarter ended March 31, 2000 decreased $248,000 from $757,000 to $509,000.

     As a result of our restatement, our stockholder's deficit for the year ended 1999 increased $19,149,000 from $4,473,000 to $23,622,000 and our stockholder's deficit for the quarter ended March 31, 2000 increased $19,396,000 from $610,000 to $20,006,000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits:

99.1 Press Release dated July 24, 2000 Announcing that the Securities and Exchange Commission has Completed its Review of Telemonde's Form 10, Form 10-K for the Year Ended 1999 and Form 10-Q for the Quarter Ended March 31, 2000 Based Upon Telemonde's Restatement of Portions of its Financial Statements.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEMONDE, INC.

Dated:    July 24, 2000

                                        /s/ Paul E. Donofrio
                                        _______________________________
                                        Paul E. Donofrio
                                        Chief Financial Officer

                                 Exhibit Index


Exhibit        Description
-------        -----------

99.1 Press Release dated July 24, 2000 Announcing that the Securities and Exchange Commission has Completed its Review of Telemonde's Form 10, Form 10-K for the Year Ended 1999 and Form 10-Q for the Quarter Ended March 31, 2000 Based Upon Telemonde's Restatement of Portions of its Financial Statements.